SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):                     Commission File Number:
March 30, 2004                                                         1-12358



                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



                  Alabama                              59-7007599
       (State or other jurisdiction                  (IRS Employer
             of incorporation)                   Identification Number)



          2101 Sixth Avenue North
                 Suite 750
            Birmingham, Alabama                          35203
 (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (205) 250-8700


                                 Not applicable
          (Former name or former address, if changed since last report)

                            COLONIAL PROPERTIES TRUST

Item 5. Other Events and Required FD Disclosure

         Colonial Properties Trust (the "Company") is filing this Form 8-K to include Colonial Realty Limited Partnership's ("CRLP"), the Company's operating partnership, Credit Agreement among CRLP and SouthTrust Bank, Wells Fargo Bank, Wachovia Bank, National Association, AmSouth Bank, National Association, PNC Bank, National Association, Chevy Chase Bank, F.S.B., Comerica Bank, U.S. Bank, National Association, Compass Bank and Branch Banking & Trust Company and dated November 22, 2002. Additionally, the Company is filing an Amendment to CRLP's Credit Agreement dated December 16, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COLONIAL PROPERTIES TRUST


Date:  March 30, 2004                By:  /s/ John P. Rigrish
                                        ----------------------------

                                     Name:    John P. Rigrish
                                     Title:   Chief Administrative Officer,
                                              as acting Chief Financial Officer


                                  EXHIBIT INDEX

      Exhibit                     Document

      10.37 * Credit Agreement among CRLP and SouthTrust Bank, Wells Fargo Bank, Wachovia Bank,
                                  National  Association,   AmSouth  Bank,
                                  National  Association,  PNC Bank, National
                                  Association,  Chevy Chase  Bank,  F.S.B.,
                                  Comerica  Bank,  U.S.  Bank,   National
                                  Association, Compass Bank and Branch Banking & Trust Company and dated November 22, 2002.

      10.38 **                    Amendment to the Credit Agreement dated
                                  December 16, 2003.

* Incorporated by reference to Exhibit 10.30 in CRLP's Form 8-K filed on March 30, 2004.
** Incorporated by reference to Exhibit 10.31 in CRLP's Form 8-K filed on March 30, 2004.